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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 14, 2000


                       SICKBAY HEALTH MEDIA, INC. ("SKBY")
                       -----------------------------------
                      (Exact name as specified in Charter)


          UTAH                   33-20525                     22-2223126
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(State or other jurisdiction    (Commission                 (IRS Employer
   of incorporation)            File Number)            Identification Number)


                 510 BROADHOLLOW ROAD, MELVILLE, NEW YORK 11747
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:       631-694-0400
                                                   -----------------------------


                                SICKBAY.COM, INC.
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          (Former name of former address, if changed since last report)


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Item 1.  Change in Control of Registrant - Not Applicable

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Item 2.  Acquisition of Disposition of Assets - Not Applicable

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Item 3.  Bankruptcy or Receivership - Not Applicable

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Item 4.  Changes in Registrant's Certifying Accountant -

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         Effective July 10, 2000, the Company engaged Lazar Levine & Felix, LLP, located at 350 Fifth Avenue, Suite 6820, New York, NY 10118-0170, to serve as its independent public accountants for the fiscal year ending December 31, 2000. The change of auditors was recommended by the full Board of Directors of the Company. The Company previously did not have an Audit Committee, but has now formed such a Committee consisting entirely of non-management directors.

         The change of auditors was not occasioned by any disagreement with the prior accountants, Linder & Linder, 8 Chatham Place, Dix Hills, NY 11746. The Company merely decided, as part of its growth plan, to transfer audit responsibilities to a larger full-service firm and intends to retain a professional relationship with the former accountants. The Company has authorized Linder & Linder to respond fully to the inquiries of the current accountants.

         In accordance with the foregoing, the Registrant adds (the following sections referencing Regulation S-B Item 304, Reg. ss.17CFR 228.304:

     (A)  (i)        The former accountant was replaced by the Board.

         (ii) The former accountant's report on the financial statements for prior periods did not contain any


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                   adverse opinion or disclaimer of opinion, nor was it
                   modified as to uncertainty, audit scope, or accounting principles.

      (iii) The decision to change accountants was made by the Board of Directors.

       (iv)    (a) There were no disagreements with the former accountant, resolved or unresolved, as to any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure.

               (b) Not Applicable

               (c) Not Applicable

               (d) Not Applicable

               (i) The Registrant has authorized the former accountant to respond fully to all inquiries of the successor accountant.

        (A)(2) The new principal accountant is identified in the first full paragraph above. No one consulted the new principal accountant concerning any specific completed or contemplated transaction, or the type of opinion that might be rendered, or secured any written or oral advice regarding accounting, auditing or financial reporting issues.

               (i)   Not Applicable

               (ii)  Not Applicable

                     (A) Not Applicable

                     (B) Not Applicable

                     (C) Not Applicable

                     (D) Not Applicable

        (B)(1)(2)(3) Not Applicable


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Item 5.  Other Events - None.
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Item 6.  Resignations of Registrant's Directors - None.
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Item 7.  Confirmation from Statements and Exhibits -
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         Exhibit A. Letter confirmation from Thomas Linder, CPA, dated July 25,
2000.

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Item 8.  Not Applicable

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Item 9.  Not Applicable

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               SICKBAY HEALTH MEDIA, INC.
                               (formerly known as Sickbay.com, Inc.)

                                            s/MARK BASILE
                                            --------------------------------
                                              Mark Basile
                                              Chairman and Secretary

                                            s/ALLEN MOTOLA
                                            --------------------------------
                                              Dr. Allen Motola
                                              President and Treasurer

Dated: August 11, 2000


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                              D. DAVID COHEN, ESQ.
                                 ATTORNEY AT LAW

                                                                   July 25, 2000

VIA FACSIMILE 516-462-8319

Thomas Linder, CPA
Linder & Linder
8 Chatham Place
Dix Hills, NY 11746

                      SICKBAY.COM INC./EXCHANGE ACT REPORTS
                             OUR FILE NO: 98178.003

Dear Tom:

         On behalf of Sickbay Health Media, Inc., I am advising you that, as you know, the Company has engaged Lazar Levine & Felix LLP as its auditors for the fiscal year ending December 31, 2000.

         We have prepared an 8-K describing the circumstances of such retention, a copy of which has been previously sent to you. If you disagree with any of the statements in the 8-K with respect to the engagement of such firm, please so advise the Company and the undersigned within ten (10) business days. If there is no disagreement with respect to such matters, I would appreciate your signing and returning this letter.

         Thank you for your assistance.

                                                    Very truly yours,


DDC/ea                                               S/ D. DAVID COHEN
                                                     -----------------
By:  s/ TOM LINDER____________
     -------------
        Tom Linder, CPA

Date: 8/2/00

cc:      Mark Basile
         Allen Motola
         Neil Weisbrod

                                   EXHIBIT "A"


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